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                                                   EXHIBIT 3.5

                              CONSOLTEX INC.

                           BY-LAW NUMBER 2000-1
                   =====================================
          A  by-law  relating generally to the regulation of the
affairs of CONSOLTEX INC.

          BE IT ENACTED AND IT IS HEREBY ENACTED as by-law Number
2000-1 of CONSOLTEX INC. (hereinafter called the "Corporation") as follows:

                               DEFINITIONS

1. In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

         (a) "Act" means the Business Corporations Act, Statutes of New Brunswick, 1981, c. B-9.1, as from time to time amended, and every statute that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by-laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

          (b) "articles" means the articles, as from time to time amended, of the Corporation;

          (c) "by-law" means any by-law of the Corporation from time to time in force and effect;

          (d) "director" means an individual occupying the position of director of the Corporation and "directors", "board of directors" and "board" includes a single director;

          (e) "unanimous shareholder agreement" means an agreement as described in subsection 99(2) of the Act or a declaration of a shareholder described in subsection 99(3) of the Act;

          (f) words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders
               and vice versa;   words   importing   persons  shall
               include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of individuals;

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          (g)  the headings used in any by-law are inserted  for
               reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions; and

          (h) any term contained in any by-law which is defined in the Act shall have the meaning given to such term in the Act.


                             REGISTERED OFFICE

2. The Corporation may from time to time by resolution of the board of directors change the location of the address of the registered office of the Corporation to another place within New
Brunswick.

                              CORPORATE SEAL

3. The Corporation may have one or more corporate seals which shall be such as the board of directors may adopt by resolution from time to time.

                                 DIRECTORS

4.        NUMBER   AND  POWERS.   There  shall  be  a  board  of
directors consisting of such fixed number, or minimum and maximum number, of directors as may be set out in the articles or as may be determined as prescribed by the articles, or failing that, as specified by by-law.Subject to any unanimous shareholder agreement, the directors shall manage the business and affairs of the Corporation and may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the articles, the by-laws, any special resolution of the Corporation, any unanimous shareholder agreement or by statute expressly directed or required to be done in some other manner.

5.        VACANCIES.   If  the  number   of  directors  is
increased, the resulting vacancies shall be filled at a meeting of shareholders duly called for that purpose. Notwithstanding the provisions of paragraph 7 of this by-law and subject to the provisions of the Act, if a vacancy should otherwise occur in the board, the remaining directors, if constituting a quorum, may appoint a qualified person to fill the vacancy for the remainder of the term. In the absence of a quorum the remaining directors shall forthwith call a meeting of shareholders to fill the vacancy pursuant to subsection 69(2) of the Act. Where a vacancy or vacancies exist in the board, the remaining directors may exercise all of the powers of the board so long as a quorum remains in office.

6.        DUTIES.   Every  director  and  officer  of  the
Corporation  in exercising his powers

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and discharging his duties shall

          (a)  act honestly and in good faith; and

          (b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances,

in the best interests of the Corporation.

7. QUALIFICATION. Every director shall be an individual nineteen (19) or more years of age and no one who is of unsound mind and has been so found by a court in Canada or elsewhere or who has the status of a bankrupt or who has been convicted of an offence under the Criminal Code, chapter C-34 of the Revised Statutes of Canada, 1970, as amended from time to time, or the criminal law of any jurisdiction outside of Canada, in connection with the promotion, formation or management of a corporation or involving fraud (unless three (3) years have elapsed since the expiration of the period fixed for suspension of the passing of sentence without sentencing or since a fine was imposed, or unless the term of imprisonment and probation imposed, if any, was concluded, whichever is the latest, but the disability imposed hereby ceases upon a pardon being granted) shall be a director.

8.        TERM OF OFFICE.   A  director's  term of office shall
be from the meeting at which he is elected or appointed until the annual meeting next following or until his successor is elected or appointed, or until, if earlier, he dies or resigns, or is removed or disqualified pursuant to the provisions of the Act.

9. VACATION OF OFFICE. The office of a director shall ipso facto be vacated if

          (a)  he dies;

          (b) by notice in writing to the Corporation he resigns his office and such resignation, if not effective immediately, becomes effective in accordance with its terms;

          (c)  he is removed  from  office in accordance with
               section 67 of the Act; or

          (d)  he ceases to be qualified to be a director.

10. ELECTION AND REMOVAL. (1) Directors shall be elected by the shareholders by ordinary resolution in general meeting on a show of hands unless a poll is demanded and if a poll is demanded such election shall be by ballot. All the directors then in office shall cease to hold office at the close of the meeting of shareholders at which directors are to be elected. A director

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if qualified, is eligible for re-election.

          (2) Subject to sections 65 and 67 of the Act, the shareholders of the Corporation may by ordinary resolution at a special meeting remove any director before the expiration of his term of office and may, by a majority of the votes cast at the meeting, elect any person in his stead for the remainder of his term.

          (3)  Each   shareholder  entitled  to  vote  at  an
election of directors has the right to cast a number of votes equal to the number of votes attached to the shares held by him multiplied by the number of directors to be elected, and he may cast all such votes in favour of one candidate or distribute them among the candidates in any manner.

          (4) A separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution is passed unanimously permitting two (2) or more persons to be elected by a single resolution.

          (5) If a shareholder has voted for more than one candidate without specifying the distribution of his votes among the candidates, he shall be deemed to have distributed his votes equally among the candidates for whom he voted.

          (6) If the number of candidates nominated for director exceeds the number of positions to be filled, the candidates who receive the least number of votes shall be eliminated until the number of candidates remaining equals the number of positions to be filled.

          (7) A retiring director shall retain office until the adjournment or termination of the meeting at which his successor is elected unless such meeting was called for the purpose of removing him from office as a director in which case the director so removed shall vacate office forthwith upon the passing of the resolution for his removal.

11.       VALIDITY OF  ACTS.   An  act  by  a  director or officer
is valid notwithstanding an irregularity in his election or appointment or a defect in his qualification.

                           MEETINGS OF DIRECTORS

12. PLACE OF MEETING. Subject to the articles, meetings of directors may be held at any place within or outside New Brunswick as the directors may from time to time determine or as the person convening the meeting may give notice. A meeting of the directors may be convened by the chairman of the board (if any), the president or any director at any time. The secretary shall upon direction of any of the foregoing officers or director convene a meeting of the directors.

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13.       NOTICE.  (1) Notice of the time and place  for the holding of any such meeting shall be delivered, mailed, telegraphed, cabled, telexed or transmitted by facsimile to each director at his latest address as shown on the records of the Corporation not less than two
(2) days (exclusive of the day on which the notice is delivered, mailed, telegraphed, cabled, telexed or transmitted by facsimile but inclusive of the day for which notice is given) before the date of the meeting, provided that meetings of the directors may be held at any time without notice if all the directors have waived notice.

          (2) For the first meeting of the board of directors to be held immediately following the election of directors at an annual or special meeting of the shareholders, no notice of such meeting need be given to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided a quorum of the directors is present.

          (3) A notice of a meeting of directors shall specify any matter referred to in subsection 73(2) of the Act that is to be dealt with at the meeting but, unless a by-law otherwise provides, need not otherwise specify the purpose of or the business to be transacted at the meeting.

14. WAIVER OF NOTICE. Notice of any meeting of the directors or any irregularity in any meeting or in the notice thereof may be waived by any director in writing or by telegram, cable, telex or facsimile transmission addressed to the Corporation or in any other manner, and such waiver may be validly given either before or after the meeting to which such waiver relates. The attendance of a director at a meeting of directors is a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

15. TELEPHONE PARTICIPATION. A director may participate in a meeting of directors or of a committee of directors by means of such telephone or other communication facilities that permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means shall be deemed to be present at that meeting.

16.       ADJOURNMENT.   Any meeting of the directors may be
adjourned from time to time by the chairman of the meeting, with the consent of the meeting, to a fixed time and place and no notice of the time and place for the continuance of the adjourned meeting need be given to any director if the time and place of the adjourned meeting is announced at the original meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The directors who formed a quorum at the original meeting are not required to form the
quorum at the adjourned meeting.   If  there  is  no quorum
present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

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17.       QUORUM  AND  VOTING.   Subject  to the articles, a
majority of directors shall constitute a quorum for the transaction of business at any meeting of directors, provided that where the number of directors of the Corporation is two directors, both must be present at any meeting of the board
to constitute a  quorum.   No  business  shall  be transacted
by the directors except at a meeting of directors at which a
quorum  of  the board is  present.   Questions  arising at any
meeting of the directors shall be decided by a majority of votes cast. In case of an equality of votes, the chairman of the meeting shall not have a second or casting vote.
Where the Corporation has only one director, that director may constitute a meeting.


18. RESOLUTION IN LIEU OF MEETING. A resolution in writing, signed by all the directors or signed counterparts of such resolution by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors, is as valid as if it had been passed at a meeting of directors or committee of directors duly called, constituted and held.
A copy of every such resolution or counterpart thereof shall be kept with the minutes of the proceedings of the directors or such committee of directors.

                         REMUNERATION OF DIRECTORS

19. Subject to the articles or any unanimous shareholder agreement, the remuneration to be paid to the directors shall be such as the board of directors shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer of the Corporation who is also a member of the board of directors. The directors may also by resolution award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.


                  SUBMISSION OF CONTRACTS OR TRANSACTIONS
                       TO SHAREHOLDERS FOR APPROVAL

20. The directors in their discretion may submit any contract, act or transaction for approval, ratification or confirmation at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that shall be approved, ratified or confirmed by resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified and/or confirmed by every shareholder of the Corporation.

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               FOR THE PROTECTION OF DIRECTORS AND OFFICERS

21. No director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee of the Corporation or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the board of directors for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects of the Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen to the Corporation in the execution of the duties of his respective office of trust or in relation thereto, unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly, in good faith with a view to the best interests of the Corporation, and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, provided that nothing herein contained shall relieve a director or officer from the duty to act in accordance with the Act or regulations made thereunder or relieve him from liability for a breach thereof. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation, the fact of his being a shareholder, director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

                    INDEMNITIES TO DIRECTORS AND OTHERS

22. Subject to section 81 of the Act, except in respect of an action by or on behalf of the Corporation or Another Body Corporate (as hereinafter defined) to procure a judgement in its favour, the Corporation shall indemnify each director and officer of the Corporation and each former director and officer of the Corporation and each person who acts or acted at the Corporation's request as a director or officer of Another Body Corporate, and his heirs and legal representatives, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or Another Body Corporate, as the case may be, if

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          (a)  he  acted honestly and in good faith with a view to
               the best interests of the Corporation; and

          (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

"Another Body Corporate" as used herein means a body corporate of which the Corporation is or was a shareholder or creditor.


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                                 OFFICERS

23.       APPOINTMENT  OF  OFFICERS.    Subject  to  the  articles
or  any unanimous shareholder agreement, the directors  may
appoint a chairman of the board, a president and a secretary and, if deemed advisable, may also appoint one or more vice-presidents, a treasurer and one or more assistant secretaries and/or one or
more assistant treasurers.   None of such officers,  except the
chairman of the board, need be a director of the Corporation.
Any two or more of such offices may be held by the same person. In case and whenever the same person holds the offices of secretary and treasurer he may, but need not, be known as the secretary-treasurer. The directors may from time to time designate such other offices and appoint such other officers, employees and agents as it shall deem necessary who shall have such authority and shall perform such functions and duties as may from time to time be prescribed by resolution of the directors.

24. REMUNERATION AND REMOVAL OF OFFICERS. Subject to the articles or any unanimous shareholder agreement, the remuneration of all officers, employees and agents appointed by the directors may be determined from time to time by resolution of the directors. The fact that any officer,employee or agent is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be so determined. The directors may by resolution remove any officer, employee or agent at any time, with or without cause.

25. DUTIES OF OFFICERS MAY BE DELEGATED. In case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the directors may deem sufficient, the directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

26.       CHAIRMAN OF THE BOARD.  The chairman of the board
(if any) shall,if present, preside at all meetings of the directors. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors.

27. PRESIDENT. The president shall be the chief executive officer of the Corporation

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and  shall exercise general supervision
over the business and affairs of the Corporation.   The  president,
in the absence of the chairman of the board, or if a chairman of the board be not appointed, shall preside at all meetings of the directors, and he shall act as chairman at all meetings of the shareholders of the Corporation; he shall sign such contracts, documents or instruments in writing as require his signature and he shall have such other powers and shall perform such other duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office.

28.       VICE-PRESIDENT.   The  vice-president  (if  any) or, if
more than one, the vice-presidents in order of seniority, shall be vested with all the powers and shall perform all the duties of the president in the absence or inability or refusal to act of the president. The vice-president or, if more than one, the vice-presidents in order of seniority, shall sign such contracts, documents or instruments in writing as require his or their signatures and shall also have such other powers and duties as may from time to time be assigned to him or them by resolution of the directors.


29. SECRETARY. The secretary shall give or cause to be given notices for all meetings of the directors or committees thereof (if any) and of shareholders when directed to do so, and shall have charge, subject to the provisions of paragraphs 30 and 50 hereof, of the records referred to in section 18 of the Act and of the corporate seal or seals (if any). He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office.

30.       TREASURER.   Subject  to the provisions of any resolution
of the directors, the treasurer (if any) shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct. He shall prepare, maintain and keep or cause to be kept  adequate  books  of accounts and accounting
records.   He shall sign such contracts, documents or instruments
in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors or as are incident to his office. He may be required to give such bond for the faithful performance of his duties as the directors in their uncontrolled discretion may require, but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

31.       ASSISTANT  SECRETARY  AND  ASSISTANT  TREASURER.   The
assistant secretary or, if more than one, the assistant secretaries in order of seniority, and the assistant treasurer or, if more than one, the assistant treasurers in order of seniority (if any), shall respectively perform all the duties of the secretary and treasurer, respectively, in the absence or inability to act of the secretary or treasurer as the case may be. The assistant secretary or assistant secretaries, if more than one, and the assistant treasurer or assistant treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the directors.

32. MANAGING DIRECTOR. The directors may from time to time appoint from their number a managing director and may delegate to him any of the powers of the directors except as provided in subsection 73(2) of the Act. The managing director shall conform to all lawful orders given to him by the directors and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Corporation. Any agent or employee appointed by the managing director shall be subject to discharge by the directors.

33.       VACANCIES.   If  the  office of chairman of the board,
president, vice-president,  secretary,  assistant   secretary,
treasurer, assistant treasurer, or any other office created by the directors pursuant to paragraph 23 hereof, shall be or become vacant by reason of death, resignation, removal or in any other manner whatsoever, the directors may, subject to paragraph 23 hereof, appoint another person to fill such vacancy.

                       COMMITTEES OF DIRECTORS

34. The directors may from time to time appoint from their number one or more committees of directors consisting of one or more individuals and delegate to such committee or committees any of the powers of the directors except as provided in
subsection 73(2) of the  Act.   Unless  otherwise ordered by
the directors, a committee of directors shall have power to fix its quorum, elect its chairman and regulate its proceedings. All such committees shall report to the directors as required by them.

                           SHAREHOLDERS' MEETING

35.       ANNUAL  MEETING.   Subject  to compliance with section
85 of the Act, the annual meeting of the shareholders shall be convened on such day in each year and at such time as the directors may by resolution determine.

36. SPECIAL MEETINGS. (1) Special meetings of the shareholders may be convened by order of the chairman of the board, the president or a vice-president or by the directors, to be held at such time and place as may be specified in such order.

          (2) Shareholders holding between them not less than ten percent (10%) of the issued shares of the Corporation that carry the right to vote at a meeting sought to be held may requisition the directors to call a meeting of shareholders. Such requisition shall state the business to be transacted at the meeting and shall be sent to each director and the registered office of the Corporation.


          (3) Except as otherwise provided in subsection 96(3) of the Act, it shall be the duty of the directors on receipt of such requisition, to cause such meeting to be called by the secretary of the Corporation.

          (4) If the directors do not, within twenty-one (21) days after receiving such requisition call such meeting, any shareholder who signed the requisition may call the meeting.

37. PLACE OF MEETINGS. Meetings of shareholders of the Corporation shall be held at the registered office of the Corporation or at such other place within New Brunswick as the directors by resolution may determine. Notwithstanding the foregoing, a meeting of shareholders of the Corporation may be held outside New Brunswick if all the shareholders entitled to vote at that meeting so agree, and a shareholder who attends a meeting of shareholders held outside New Brunswick is deemed to have so agreed except when he attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held. Notwithstanding either of the foregoing sentences, meetings of shareholders may be held outside New Brunswick at one or more places specified in the articles.

38.       NOTICE.   (1) Subject to the articles or a unanimous
shareholder agreement, a printed, written or typewritten notice stating the day, hour, place of meeting, the general nature of the business to be transacted and, if special business is to be transacted thereat, stating (a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon; and

          (b) the text of any special resolution to be submitted to the meeting,

shall be sent to each person who is entitled to notice of such meeting and who on the record date for notice appears on the records of the Corporation or its transfer agent as a shareholder and to each director of the Corporation and the auditor of the Corporation, if any, personally, by sending such notice by prepaid mail or in such other manner as provided by by-law for the giving of notice, not less than twenty-one (21) days nor more than fifty (50) days before the meeting. If such notice is sent by mail it shall be addressed to the latest address of each such person as shown in the records of the Corporation or its transfer agent, or if no address is shown therein, then to the last address of each such person known to the secretary.

          (2) The auditor of the Corporation, if any, is entitled to attend any meeting of shareholders of the Corporation and to receive all notices and other communications relating to any such meeting that a shareholder is entitled to receive.

39. WAIVER OF NOTICE. A meeting of shareholders may be held for any purpose at any time and, subject to section
84 of the Act, at any place without notice if all the shareholders entitled to notice of such meeting are present in person or represented by proxy at the meeting (except where the shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if all the shareholders entitled to notice of such meeting and not present in person nor represented by proxy thereat waive notice of the meeting. Notice of any meeting of shareholders or any irregularity in any such meeting or in the notice thereof may be waived by any shareholder, the duly appointed proxy of any shareholder, any directors or the auditor of the Corporation in writing, by telegram, cable, telex or facsimile addressed to the Corporation or by any other manner, and any such waiver may be validly given either before or after the meeting to which such waiver relates.

40. OMISSION OF NOTICE. The accidental omission to give notice of any meeting to or the non-receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at any meeting of shareholders.

41. RECORD DATE. (1) The directors may by resolution fix in advance a date as the record date for the determination of shareholders

          (a)  entitled to receive payment of a dividend;

          (b) entitled to participate in a liquidation distribution; or

          (c) for any other purpose except the right to receive notice of or to vote at a meeting of shareholders,

but such record date shall not precede  by  more  than  fifty
(50) days the particular action to be taken.

          (2) The directors may by resolution also fix in advance the date as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders, but such record date shall not precede by more than fifty (50) days or by less than twenty-one
(21) days the date on which the meeting is to be held.

          (3)  If no record date is fixed,

          (a) the record date for the determination of share-holders entitled to receive notice of a meeting of shareholders shall be

               (i)  at  the  close  of  business  on  the
                    day  immediately preceding the day
                    on which the notice is given; or

               (ii) if no notice is given, the day on which
                    the meeting  is held; and

          (b) the record date for the determination of shareholders for any purpose, other than that specified in subparagraph (a) above or to vote, shall be at the close of business on the day on which the directors pass the resolution relating thereto.

42. VOTING. (1) Votes at meetings of the shareholders may be given either personally or by proxy. At every meeting at which he is entitled to vote, every shareholder present in person and every proxyholder shall have one (1) vote on a show of hands. Upon a poll at which he is entitled to vote, every shareholder present in person or by proxy shall (subject to the provisions, if any, of the articles) have one (1) vote for every share registered in his name.

          (2) Voting at a meeting of shareholders shall be by show of hands except where a ballot is demanded by a shareholder or proxyholder entitled to vote at the meeting.
A shareholder or proxyholder may demand a ballot either before or after any vote by show of hands. In case of an equality of votes the chairman of the meeting shall not have a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder or proxyholder.

          (3) At any meeting, unless a ballot is demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the motion.

          (4) In the absence of the chairman of the board, the president and every vice-president, the shareholders present entitled to vote shall choose another director as chairman of the meeting and if no director is present or if all the directors present decline to take the chair then the shareholders or proxyholders present shall choose one of their number to be chairman.

          (5) If at any meeting a ballot is demanded on the election of a chairman or on the question of adjournment or termination it shall be taken forthwith without adjournment. If a ballot is demanded on any other question or as to the election of directors it shall be taken in such manner and either at once or later at the meeting or at an adjourned meeting as the chairman of the meeting directs.
The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

          (6) Where a person holds shares as a personal representative, such person or his proxy is the person entitled to vote at all meetings of shareholders in respect of the shares so held by him.



          (7) Where a person mortgages or hypothecates his shares, such person or his proxy is the person entitled to vote at all meetings of shareholders in respect of such shares unless, in the instrument creating the mortgage or hypothec, he has expressly empowered the person holding the mortgage or hypothec to vote in respect of such shares, in which case, and subject to the articles, such holder or his proxy is the person entitled to vote in respect of the shares.

          (8) Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares, but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

43. PROXIES. (1) A shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, none of whom are required to be a shareholder of the Corporation, which proxyholders shall have all the rights of the shareholder to attend and act at the meeting in the place and stead of the shareholder except to the extent limited by the proxy.

          (2) An instrument appointing a proxy shall be in writing and shall be executed by the shareholder or by his attorney  authorized  in writing or, if the shareholder  is a body corporate, either under its seal or by an officer or
attorney thereof,  duly  authorized.   A proxy is valid only
at the meeting in respect of which it is given or any adjournment thereof.

          (3)  Unless  the  Act   requires   another  form,  an
instrument appointing a proxyholder may be in the following form:

          "The  undersigned  shareholder  of hereby appoints of
          or  failing him, of as the proxy  of the undersigned
          to attend and act for and on behalf of the undersigned at the meeting of the shareholders of the
          said  corporation  to be held on the  day of   , 19  ,
          and at any adjournment thereof to the same extent and with the same power and authority as if the undersigned were personally present at the said meeting or such adjournment thereof.

               Dated the      day of           , 19  .

                         Signature of Shareholder

          NOTE:

          This form of proxy must be signed by a shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, either under its seal or by an officer or attorney thereof duly authorized."


44.       ADJOURNMENT.   (1)  The chairman of  the  meeting  may
with the consent of the meeting adjourn any meeting of shareholders from time to time to a fixed time and place. If a meeting of shareholders is adjourned for less than sixty
(60) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the earlier meeting that is
adjourned.   If  a  meeting  of  shareholders  is  adjourned by one
or more adjournments for an aggregate of sixty (60) days or more, notice of the adjourned meeting shall be given as for an original meeting.

          (2) Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present at the opening thereat. The persons who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the opening of the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

45. QUORUM. (1) Except as hereinafter provided, a quorum for any meeting of shareholders shall be one (1) or more
shareholders   or proxyholders holding or representing not less than
a majority of the shares entitled to be voted at such meeting.

          (2) If a quorum is present at the opening of a meeting of shareholders, the shareholders present in person or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.

          (3) If a quorum is not present at the opening of a meeting of shareholders, the shareholders present in person or represented by proxy may adjourn the meeting to a fixed time and place but not transact any other business.

          (4) Where the Corporation has only one shareholder or only one holder of any class or series of shares, or if only one person is present at a meeting holding or representing sufficient shares to constitute a quorum, the shareholder present in person or by proxy constitutes a meeting.

46. RESOLUTION IN LIEU OF MEETING. A resolution in writing signed by all the shareholders or signed counterparts of such
resolution  by  all the shareholders   entitled  to  vote  on
that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders
duly called, constituted and  held.   A  copy  of  every  such
resolution or counterpart thereof shall be kept with the minutes of the meetings of shareholders.

47. TELEPHONE PARTICIPATION. A shareholder may participate in a meeting of shareholders or of a committee of shareholders by means of such telephone or other communication facilities that permit all persons p articipating in the meeting to hear each other, and a shareholder participating in such a meeting by such means shall be deemed to be present at that meeting.


                           SHARES AND TRANSFERS

48.       ISSUANCE.   Subject  to  the  articles, any unanimous
shareholder agreement and to section 27 of the Act, shares in the Corporation may be issued at such times and to such persons or classes of persons and, subject to sections 23 and 24 of the Act, for such consideration as the directors may determine.

49. CERTIFICATES. Share certificates (and the form of stock transfer power on the reverse side thereof) shall (subject to compliance with section 47 of the Act) be in such form and be signed by such director(s) or officer(s) as the directors may from time to time by resolution determine.
Such certificates shall be signed manually by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation, and any additional signatures required on a share certificate may be printed or otherwise mechanically reproduced thereon. If a share certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the share certificate notwithstanding that the person has ceased to be a director or an officer of the Corporation, and the share certificate is as valid as if he were a director or an officer at the date of its issue.

50.       REGISTRAR  AND  TRANSFER  AGENT.   The directors may
from time to time by resolution appoint or remove one or more registrars and/or branch registrars (which may but need not be the same person) to keep the share register and/or one or more transfer agents and/or branch transfer agents (which may but need not be the same person) to keep the register of transfers, and (subject to section 48 of the Act) may provide for the registration of issues and the registration of transfers of the shares of the Corporation in one or more places and such registrars and/or branch registrars and/or transfer agents and/or branch transfer agents shall keep all necessary books and registers of the
Corporation for the registration of the issuance and the registration of transfers of the shares of the Corporation for which they are so appointed. All certificates issued after any such appointment representing shares issued by the Corporation shall be countersigned by or on behalf of one of the said registrars and/or branch registrars and/or transfer agents and/or branch transfer agents, as the case may be.

51. SURRENDER OF SHARE CERTIFICATES. No transfer of a share issued by the Corporation shall be recorded or registered unless or until the certificate representing the share to be transferred has been surrendered and cancelled or, if no certificate has been issued by the Corporation in respect of such share, unless or until a duly executed share transfer power in respect thereof has been presented for registration.

52.       DEFACED,  DESTROYED,  STOLEN  OR  LOST  CERTIFICATES.
If   the defacement,  destruction  or apparent destruction, theft, or other wrongful taking or loss of a share certificate is reported by the owner thereof to the Corporation or to a registrar, branch registrar, transfer agent or branch transfer agent of the Corporation (hereinafter, in this paragraph, called the "Corporation's transfer agent") and such owner gives to the Corporation or the Corporation's transfer agent a written statement verified by oath or statutory declaration as to the defacement, destruction or apparent destruction, theft, or other wrongful taking or loss and the circumstances concerning the same, a request for the issuance of a new certificate to replace the one so defaced, destroyed, wrongfully taken or lost and a bond of a surety company (or other security approved by the directors) in such form as is approved by the directors or by the chairman of the board, the president, a vice-president, the secretary or the treasurer of the Corporation, indemnifying the Corporation (and the Corporation's transfer agent, if any), against all loss, damage or expense, which the Corporation and/or the Corporation's transfer agent may suffer or be liable for by reason of the issuance of a new certificate to such shareholder, a new certificate may be issued in replacement of the one defaced, destroyed or apparently destroyed, stolen or otherwise wrongfully taken or lost, if such issuance is ordered and authorized by any one of the chairman of the board, the president, a vice-president, the secretary or the treasurer of the Corporation or by resolution of the directors.

                                DIVIDENDS

53.       DECLARATION  AND  PAYMENT  OF  DIVIDENDS.   (1)  Subject
to the following subparagraph (2), the directors may from time to time by resolution declare and the Corporation may pay dividends on its issued shares, subject to the provisions (if any) of the articles.

          (2) The directors shall not declare and the Corporation shall not pay a dividend if there are reasonable grounds for believing that;

          (a) the Corporation is, or would after the payment be, unable to pay its liabilities as they become due; or

          (b) the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

          (3) Subject to section 41 of the Act, the Corporation may pay a dividend in money or property or by issuing fully paid shares of the Corporation.

54.       RECEIPT  OF  DIVIDENDS  BY  JOINT  HOLDERS.   In case two
or more persons are registered as the joint holders of any securities of the Corporation, any one of such persons may give effectual receipts for all dividends and payments on account of dividends, principal, interest and/or redemption payments on redemption of securities (if any) subject to redemption in respect of such securities.

                VOTING SECURITIES IN OTHER BODIES CORPORATE

55. All securities of any other body corporate carrying voting rights held from time to time by the Corporation may be voted at all meetings of shareholders, bondholders, debenture holders or holders of such securities, as the case may be, of such other body corporate in such manner and by such person or persons as the directors of the Corporation shall from time to time determine and authorize by resolution.
The duly authorized signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the directors.

                                  NOTICE

56. SERVICE. (1) Any notice or other document required to be given or sent by the Corporation to any shareholder, director or auditor of the Corporation shall be delivered personally or sent by prepaid mail or by telegram, telex, cablegram or facsimile addressed to:

          (a) the shareholder at his latest address as shown on the records of the Corporation or its transfer agent; and

          (b) the director at his latest address as shown in the records of the Corporation or in the last notice filed under section 64 or 71 of the Act.

With respect to every notice or other document sent by prepaid mail it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed and put into a post office letter box.

          (2)  If   the  Corporation  sends  a  notice  or
document to a shareholder in accordance with the provisions of the foregoing subparagraph (2) and the notice or document is returned on three (3) consecutive occasions because the shareholder cannot be found, the Corporation is not required to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.


57. SHARES REGISTERED IN MORE THAN ONE NAME. All notices or other documents required to be sent to a shareholder by the Act, the regulations under the Act, the articles or the by-laws of the Corporation shall, with respect to any shares in the capital of the Corporation registered in more than one name, be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery of such document to all the holders of such shares.

58. PERSONS BECOMING ENTITLED BY OPERATION OF LAW. Every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any shares in the capital of the Corporation shall be bound by every notice or other document in respect of such shares which prior to his name and address being entered on the records of the Corporation shall have been duly given to the person or persons from whom he derives his title to such shares.

59. DECEASED SHAREHOLDER. Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with other persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or other document on his heirs, executors or administrators and all persons (if any) interested with him in such shares.

60. SIGNATURES TO NOTICES. The signature of any director or officer of the Corporation to any notice may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

61.       COMPUTATION  OF  TIME.   Where  a given number of days'
notice or notice extending over any period is required to be given under any provisions of the articles or by-laws of the Corporation, the day of service or posting of the notice shall, unless it is otherwise provided, be counted in such number of days or other period and such notice shall be deemed to have been given or sent on the day of service or posting.

62.       PROOF  OF  SERVICE.   A  certificate   of   any  officer
of the Corporation in office at the time of the making of the certificate or of a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to facts in relation to the mailing or delivery or service of any notice or other documents to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

                       CHEQUES, DRAFTS, NOTES, ETC.

63. All cheques, drafts or orders for the payment of money and all notes, acceptances and bills of exchange shall be signed by such officer or officers or other person or persons, whether or not officers of the Corporation, and in such manner as the directors may from time to time designate by resolution.

                           CUSTODY OF SECURITIES

64. (1) All securities (including warrants) owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the directors, with such other depositaries or in such other manner as may be determined from time to time by the directors.

          (2)  All   securities   (including  warrants)  belonging
to the Corporation may be issued and held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer thereof to be completed and registration thereof to be effected.

                       EXECUTION OF CONTRACTS, ETC.

65. (1) Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by any one of the directors and officers. All contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality.
The directors are authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation either to sign contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing.
Where the Corporation has only one director and officer, being the same person, that person may sign all such contracts, documents or other written instruments.

          (2) The corporate seal (if any) may, when required, be affixed to contracts, documents or instruments in writing signed as aforesaid by an officer or officers, person or persons appointed as aforesaid by resolution of the directors.

          (3) The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, immoveable or moveable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, warrants, bonds, debentures or other securities and all paper writings.

          (4) In particular, without limiting the generality of the foregoing, any one of the directors or officers of the Corporation are hereby authorized to sell, assign, transfer, exchange, convert or convey all shares, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may
be  necessary  for  the  purpose   of   selling,  assigning,
transferring, exchanging, converting or conveying or enforcing or exercising any voting rights in respect of any such shares, bonds, debentures, rights, warrants or other securities.
Where the Corporation has only one director and officer, being the same person, that person may perform the functions and exercise the powers herein contemplated.


                                 AUDITOR

66. At each annual meeting of the shareholders of the Corporation an auditor may be appointed for the purpose of auditing and verifying the accounts of the Corporation for the then current year and his report shall be submitted at the next annual meeting of the shareholders. The auditor shall not be a director or an officer of the Corporation. Unless fixed by the meeting of shareholders at which he is appointed, the remuneration of the auditor shall be determined from time to time by the directors.

                                FISCAL YEAR

67. The fiscal period of the Corporation shall terminate on such day in each year as the directors may from time to time by resolution determine.

                                 BORROWING

68.       GENERAL BORROWING.  The directors may from time to time:

          (a)  borrow money upon the credit of the Corporation;

          (b) issue, reissue, sell or pledge debt obligations of the Corporation;

          (c) give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

          (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The directors may from time to time authorize any director or directors, or officer or officers, of the Corporation, to make arrangements with reference to the money borrowed or to be borrowed as aforesaid, and as to the terms and conditions of the loan thereof, and as to the securities to be given therefor, with power to vary or modify such arrangements, terms and conditions and to give such additional securities for any moneys borrowed or remaining due by the Corporation as the directors of the Corporation may authorize, and generally to manage, transact and settle the borrowing of money by the Corporation.


                  * * * * * * * * * * * * * * * * * * * *

      ENACTED by the directors of the Corporation on the 2nd day of October, 2000.

          WITNESS the corporate seal of the Corporation.

                                     /s/C. Suzanne Crawford
                                     Secretary


      Approved, ratified and confirmed by the shareholders of the Corporation on the 2nd day of October, 2000.


          WITNESS the corporate seal of the Corporation.


                                   /s/C. Suzanne Crawford
                                   Secretary

                                                   EXHIBIT 3.6

                                  BY-LAWS

                                    OF

                         AIP/CGI ACQUISITION CORP.
            ==============================================
                          A DELAWARE CORPORATION

                                 ARTICLE I

                                  OFFICES


     SECTION   1.    REGISTERED  OFFICE.   The  registered  office
of the corporation in the State of Delaware shall be located at 1013 Centre Road,Wilmington Delaware 19805, in the County of New Castle. The name of the corporation's registered agent at such address shall be Corporation Service Company. The registered office and/or registered agent of the corporation may be changed from time to time by action of the board of directors.

     SECTION 2. OTHER OFFICES. The corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or the business of the corporation may require.


                                ARTICLE II

                         MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE AND TIME OF MEETINGS. An annual meeting of the stockholders shall be held each year for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time and place of the annual meeting may be determined by resolution of the board of directors or as set by the president of the corporation.

     SECTION 2. SPECIAL MEETINGS. Special meetings of stockholders may be called for any purpose (including, without limitation, the filling of board vacancies and newly created directorships), and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Such meetings may be called at any time by two or more members of the board of directors, the president or the holders of shares entitled to cast not less than a majority of the votes at the meeting or the holders of fifty percent (50%)of the outstanding shares of any series or class of the corporation's capital stock.

     SECTION 3.  PLACE OF MEETINGS.   The  board of directors may
designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting is otherwise called, the place of meeting shall be the principal executive office of the corporation.

     SECTION 4. NOTICE. Whenever stockholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose(s), of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the board of directors, the president or the secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the corporation. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 5.  STOCKHOLDERS LIST.  The officer having charge of the stock ledger of the corporation shall make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares
registered  in  the name of each stockholder.    Such  list  shall be
open  to  the  examination  of   any stockholder, for  any  purpose
germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 6. QUORUM. Except as otherwise provided by applicable law or by the corporation's certificate of incorporation, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time in accordance with Section 7 of this Article, until a quorum shall be present or represented.

     SECTION 7.   ADJOURNED  MEETINGS.   When  a  meeting  is
adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting, at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 8.  VOTE REQUIRED.   When a quorum is present, the
affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one upon which by express provisions of an applicable law or of the corporation's certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. Where a separate vote by class is required, the affirmative vote of the majority of shares of such class present in person or represented by proxy at the meeting shall be the act of such class, unless the question is one upon which by express provisions of an applicable law or of the corporation's certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question..

     SECTION  9.   VOTING  RIGHTS.   Except  as otherwise provided
by the General Corporation Law of the State of Delaware or by the certificate of incorporation of the corporation or any amendments thereto, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder.

     SECTION 10.  PROXIES.  Each stockholder entitled  to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person(s) to act for him, her or it by proxy. Every proxy must be signed by the stockholder granting the proxy or by
his, her or its attorney-in-fact.   No proxy shall be voted or acted
upon after three years from its date, unless  the  proxy  provides
for  a  longer  period.   A duly executed proxy shall be irrevocable
if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an
irrevocable  power.   A proxy may be made irrevocable regardless of
whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

     SECTION 11.  ACTION BY WRITTEN CONSENT.   Unless otherwise
provided in the corporation's certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent(s) in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent(s), shall be signed by the holders of outstanding shares of stock having not less than a majority of the shares entitled to vote, or, if greater, not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the state of Delaware, or the corporation's principal place of business, or an officer or agent of the corporation having custody of the book(s) in which proceedings of meetings of the stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested, provided, however, that no consent(s) delivered by certified or registered mail shall be deemed delivered until such consent(s) are actually received at the registered office. All consents properly delivered in accordance with this section shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered to the corporation as required by this section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Any action taken pursuant to such written consent(s) of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

                                ARTICLE III

                                 DIRECTORS

     SECTION  1.   GENERAL  POWERS.    The  business  and  affairs
of the corporation shall be managed by or under the direction of the board of directors.


     SECTION  2.   NUMBER,  ELECTION  AND  TERM  OF  OFFICE.
The number of directors which shall constitute the first board shall be two (2), which number may be increase or decreased from time to time by resolution of the board. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote
in  the  election  of  directors.   The directors shall be elected
in this manner at the annual meeting of the stockholders, except as provided in Section 4 of this Article III. Each director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

     SECTION  3.   REMOVAL AND RESIGNATION.   Any director or the
entire board of directors may be removed at any time, with or without cause, by the holders of a majority of the shares then
entitled  to  vote  at  an election of directors.   Whenever  the
holders of any class or series are entitled to elect one or more directors by the provisions of the corporation's certificate of incorporation, the provisions of this section shall apply, in respect to the removal without cause or a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Any director may resign at any time upon written notice to the corporation.

     SECTION   4.    VACANCIES.    Except  as  otherwise  provided
by the certificate of incorporation of the corporation or any amendments thereto, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the holders of the corporation's outstanding stock entitled to vote thereon. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided.

     SECTION 5. ANNUAL MEETINGS. The annual meeting of each newly elected board of directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders.

     SECTION 6. OTHER MEETINGS AND NOTICE. Regular meetings, other than the annual meeting, of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board. Special meetings of the board of directors may be called by or at the request of the president or vice president on at least 24 hours notice to each director, either personally, by telephone, by mail, or by telegraph; in like manner and on like notice the president must call a special meeting on the written request of at least a majority of the directors.

     SECTION 7. QUORUM, REQUIRED VOTE AND ADJOURNMENT. A majority of the total number of directors shall constitute a quorum for the
transaction of business.   The  vote  of  a majority of directors
present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION  8.   COMMITTEES.   The  board of directors may, by
resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which to the extent provided in  such  resolution  or  these by-laws shall have and may exercise the powers of the board of directors in the management and affairs of the corporation except as otherwise limited by law. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Such committee(s) shall  have  such  name(s)
as may be  determined  from  time  to  time  by resolution
adopted by the board  of  directors.   Each committee shall keep
regular minutes of its meetings and report the same to the board of directors when required.

     SECTION 9. COMMITTEE RULES. Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating
such committee.   Unless  otherwise provided in such a
resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. In the event that a member and that member's alternate, if alternates are designated by the board of directors as provided in Section
8 of this Article III, of such committee is or are absent or disqualified, the member(s) thereof present at any meeting and not disqualified from voting, whether or not such member(s) constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

     SECTION  10.  COMMUNICATIONS  EQUIPMENT.   Members  of  the
board of directors or any committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

     SECTION  11.   WAIVER OF NOTICE AND PRESUMPTION OF ASSENT.
Any member of the board of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because
the meeting is not  lawfully  called  or  convened.   Such member
shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

     SECTION 12.  ACTION BY WRITTEN  CONSENT.   Unless otherwise
restricted by the corporation's certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing(s) are filed with the minutes of proceedings of the board or committee.

                                ARTICLE IV

                                 OFFICERS

     SECTION 1. NUMBER. The officers of the corporation shall be elected by the board of directors and shall consist of a chairman, if any is elected, a president, one or more vice presidents, a secretary, a treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the board of directors. Any number of offices may be held by the same person, except that no person may simultaneously hold the office of president and secretary. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable.

     SECTION  2.   ELECTION  AND  TERM  OF  OFFICE.   The officers
of the corporation  shall  be  elected  annually  by the board of directors at its first meeting held after each annual meeting of  stockholders  or  as soon thereafter  as  conveniently  may
be.   The  president shall appoint other officers to serve for such
terms as he or she deems  desirable.   Vacancies may be filled or
new offices created and filled at any meeting of the board of
directors.   Each  officer shall hold office until a successor is
duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

     SECTION 3. REMOVAL. Any officer or agent elected by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4. VACANCIES. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term by the board of directors then in office.

     SECTION 5. COMPENSATION. Compensation of all officers shall be fixed by the board of directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the corporation.

     SECTION 6.  THE CHAIRMAN OF THE  BOARD.  The Chairman of the
Board, if one shall have been elected, shall be a member of the board, an officer of the corporation, and, if present, shall preside at each meeting of the board of directors or shareholders. He shall advise the president, and in the president's absence, other officers of the corporation, and shall perform such other duties as may from time to time be assigned to him by the board of directors.

     SECTION 7. THE PRESIDENT. The president shall be the chief executive officer of the corporation. In the absence of the Chairman of the Board or if a Chairman of the Board shall have not been elected, the president (i)shall preside at all meetings of the stockholders and board of directors at which he or she is present; (ii) subject to the powers of the board of directors, shall have general charge of the business, affairs and property of the corporation, and control over its officers, agents and employees; and
(iii) shall see that all orders and resolutions of the board of directors are carried into effect. The president shall have such other powers and perform such other duties as may be prescribed by the board of directors or as may be provided in these by-laws.

     SECTION 8. VICE-PRESIDENTS. The vice-president, if any, or if there shall be more than one, the vice-presidents in the order determined by the board of directors shall, in the absence or disability of the president, act with all of the powers and be subject to all the restrictions of the president. The vice-presidents shall also perform such other duties and have such other powers as the board of directors, the president or these by-laws may, from time to time, prescribe.

     SECTION 9. THE SECRETARY AND ASSISTANT SECRETARIES. The secretary shall attend all meetings of the board of directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book(s) to be kept for that purpose. Under the president's supervision, the secretary
(i) shall give, or cause to be given, all notices required to be given by these by-laws or by law; (ii) shall have such powers and  perform  such  duties  as  the  board of directors,  the president  or  these  by-laws  may,  from  time  to  time,
prescribe;  and  (iii)  shall  have  custody  of  the corporate
seal of the corporation.   The  secretary,  or  an  assistant
secretary,   shall  have authority  to affix
the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors, the president, or secretary may, from time to time, prescribe.

     SECTION 10. THE TREASURER AND ASSISTANT TREASURERS. The treasurer (i) shall have the custody of the corporate funds and securities; (ii) shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation; (iii) shall deposit all monies and other valuable effects in the name and to the credit of the corporation as may be ordered by the board of directors; (iv) shall cause the funds of the corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; (v) shall render to the president and the board of directors, at its regular meeting or when the board of directors so requires, an account of the corporation; and (vi)shall have such powers and perform such duties as the board of directors, the president or these by-laws may, from time to time, prescribe. If required by the board of directors, the treasurer shall give the corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of treasurer and for the restoration to the corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the treasurer
belonging to the corporation.   The assistant treasurer, or if
there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. The assistant treasurers shall perform such other duties and have such other powers as the board of directors, the president or treasurer may, from time to time, prescribe.

     SECTION 11. OTHER OFFICERS, ASSISTANT OFFICERS AND AGENTS. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these by-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

     SECTION 12.  ABSENCE OR DISABILITY  OF  OFFICERS.
In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

                                 ARTICLE V

                           CERTIFICATES OF STOCK

     SECTION 1. FORM. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by (i) the chairman of the board, the president or a vice-president and (ii) the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation. If such a certificate is countersigned (1) by a transfer agent or an assistant transfer agent other than the corporation or its employee or (2) by a registrar, other than the corporation or its employee, the signature of any such chairman of the board, president, vice-president, secretary, or assistant secretary may be facsimiles. In case any officer(s) who have signed, or whose facsimile signature(s) have been used on, any such certificate(s) shall cease to be such officer(s) of the corporation whether because of death, resignation or otherwise before such certificate(s) have been delivered by the corporation, such certificate(s) may nevertheless be issued and delivered as though the person or persons who signed such certificate(s) or whose facsimile signature(s) have been used thereon had not ceased to be such officer(s) of the corporation. All certificates for shares shall be consecutively numbered or otherwise identified.
The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the corporation. Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the corporation of the certificate(s) for such shares endorsed by the appropriate person(s), with such evidence of the authenticity of such endorsement, transfer, authorization, and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate(s), and record the transaction on its books. The board of directors may appoint a bank or trust company organized under the laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the corporation.

     SECTION 2. LOST CERTIFICATES. The board of directors may direct a new certificate(s) to be issued in place of any certificate(s) previously issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate(s), the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate(s), or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against the corporation on account of the loss, theft or destruction
0f  any  such certificate or the issuance of such new certificate.

     SECTION 3. FIXING A RECORD DATE FOR STOCKHOLDER MEETINGS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day immediately preceding the day on which notice is given, or if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     SECTION 4. FIXING A RECORD DATE FOR ACTION BY WRITTEN CONSENT. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

     SECTION 5. FIXING A RECORD DATE FOR OTHER PURPOSES. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     SECTION 6.   REGISTERED  STOCKHOLDERS.   Prior to the surrender to the
corporation of the certificate(s) for a share(s) of stock with a request to record the transfer of such share(s), the corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The corporation shall not be bound to recognize any equitable or other claim to or interest in such share(s) on the part of any other person, whether or not it shall have express or other notice thereof.

     SECTION 7. SUBSCRIPTIONS FOR STOCK. Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the corporation may proceed to collect the amount due in the same manner as any debt due the corporation.


                                ARTICLE VI

                            GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum(s) as the directors from time to time, in their absolute discretion, think proper as a reserve(s) to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

     SECTION 2. CHECKS, DRAFTS OR ORDERS. All checks, drafts, or other orders for the payment of money by or to the corporation and all notes and other evidences of indebtedness issued in the name of the corporation shall be signed by such officer(s), agent(s) of the corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

     SECTION 3. CONTRACTS. The board of directors may authorize any officer(s), or any agent(s), of the corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION  4.   LOANS.   The corporation may lend money to, or guarantee
any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     SECTION 5. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

     SECTION 6. CORPORATE SEAL. The board of directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 7. VOTING SECURITIES OWNED BY CORPORATION. Voting securities in any other corporation held by the corporation shall be voted by the president, unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

     SECTION 8. INSPECTION OF BOOKS AND RECORDS. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

     SECTION 9. SECTION HEADINGS. Section headings in these by-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

     SECTION 10. INCONSISTENT PROVISIONS. In the event that any provision of these by-laws is or becomes inconsistent with any provision of the corporation's certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, such provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

                                ARTICLE VII

                                AMENDMENTS

     These by-laws may be amended, altered, or repealed and new by-laws adopted at any meeting of the board of directors by a majority vote. The fact that the power to adopt, amend, alter, or repeal the by-laws has been conferred upon the board of directors shall not divest the stockholders of the same powers.